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                                                                  EXHIBIT 10.5

                               TPI SECURITY AGREEMENT

          SECURITY AGREEMENT dated as of April 12, 1999 (as amended, modified or supplemented from time to time, this "Agreement"), between TENNECO PACKING, INC., a Delaware corporation (the "ASSIGNOR") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Collateral Agent (the "COLLATERAL AGENT"), for the benefit of the Lender Creditors (as defined below). Except as otherwise defined, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                               W I T N E S S E T H :

          WHEREAS, Assignor, various financial institutions from time party thereto (the "LENDERS"), J.P. Morgan Securities Inc. and BT Alex. Brown Incorporated, as Co-Lead Arrangers (the "CO-LEAD ARRANGERS"), Bankers Trust Company, as Syndication Agent (the "SYNDICATION AGENT"), and Morgan Guaranty Trust Company of New York, as Administrative Agent (the "ADMINISTRATIVE AGENT", and together with the Lenders, the Co-Lead Arrangers, the Syndication Agent, each Issuing Bank, the Pledgee and the Collateral Agent, the "LENDER CREDITORS") have entered into the Credit Agreement (the "Credit Agreement"), providing for the making of Term Loans to TPI as contemplated therein;

          WHEREAS, it is a condition precedent to the making of Term Loans to the Assignor that the Assignor shall have executed and delivered to the Collateral Agent this Agreement; and

          WHEREAS, the Assignor will obtain benefits from the incurrence of Term Loans and, accordingly, desires to execute this Agreement in order to satisfy the conditions precedent described in the preceding paragraph and to induce the Lenders to make Loans to TPI;

          NOW, THEREFORE, in consideration of the benefits accruing to the Assignor, the receipt and sufficiency of which are hereby acknowledged, the Assignor hereby makes the following representations and warranties to the Collateral Agent and hereby covenants and agrees with the Collateral Agent as follows:

          SECTION 1.     SECURITY INTERESTS.

          1.01 GRANT OF SECURITY INTERESTS. As security for the prompt and complete payment and performance when due of all of the Obligations (as defined below), the Assignor does hereby assign and transfer unto the Collateral Agent, and does hereby pledge and grant to the Collateral Agent for the benefit of the Lender Creditors, a continuing security interest of first

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priority in, all of the right, title and interest of such Assignor in, to and under all of the following, whether now existing or hereafter from time to time acquired:

          (i) each and every Specified Mortgaged Property (as defined below);

          (ii) a continuing possessory lien and security interest in all of the Assignor's right, title and interest in and to the Restricted Account (as hereinafter defined) together with all deposits made from time to time therein and all investments from time to time therein and/or made with the funds therein and all cash and non-cash proceeds of any of the foregoing, from the date this Agreement until the termination thereof pursuant to the terms hereof (the "CASH COLLATERAL"); and

          (iii) all Proceeds and products of any and all of the foregoing (all of the above, collectively, the "COLLATERAL").

          SECTION 2.  ESTABLISHMENT OF RESTRICTED ACCOUNT; ETC.

          2.01 ESTABLISHMENT. The Assignor has established with the Collateral Agent a non-interest bearing account (Ref. TPI Restricted Account) (the "RESTRICTED ACCOUNT"). Only Cash Collateral will be deposited and shall remain in the Restricted Account until such Cash Collateral is released from the Restricted Account in accordance with this Agreement. The Restricted Account shall be under the sole dominion and control of the Collateral Agent, with the Collateral Agent having the right to make withdrawals from the balance of the Restricted Account from time to time therein in accordance with the terms of this Agreement. All Cash Collateral delivered to or held by or on behalf of the Collateral Agent pursuant hereto shall be held in the Restricted Account in accordance with the provisions hereof.

          2.02  DEPOSITS TO RESTRICTED ACCOUNT; ETC.  (a)  As provided in
Section 1.04 of the Credit Agreement, the Administrative Agent shall deposit the proceeds of the Term Loans in the Restricted Account. The Collateral Agent shall hold such cash deposited in the Restricted Account and apply any such amounts as provided in clauses (b) or (c) below, as applicable.

          (b) Upon the receipt by the Collateral Agent of an officer's certificate of the Assignor stating that the Contribution Effective Time has occurred or will occur contemporaneously with the application of the Cash Collateral as provided in this clause (b) the amount on deposit in the Restricted Account will be released and disbursed as indicated below in the order indicated:

          (i) to the persons listed on Annex A hereto in the amounts listed for each such Person; and

          (ii) after the application pursuant to clause (i) above, the balance of the Cash Collateral shall be released and paid to the Assignor free and clear of the Lien created by this Agreement.

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Notwithstanding the foregoing, in no event will Cash Collateral be released pursuant to this clause (b) until all amounts in the Sub Debt Restricted Account have been released and applied to the repayment of the Indebtedness to be Refinanced and any balance remaining thereafter shall have been released and paid to the Assignor.

          (c)    In the event that (x) the certificate referred to in clause
(b) is not received by 5:00 p.m. (New York time) on the Initial Borrowing Date or (y) an Event of Default occurs prior to the Contribution Effective Time, all Cash Collateral will be withdrawn from the Restricted Account and applied to the repayment of the Obligations.

          2.03 INVESTMENT OF FUNDS DEPOSITED IN THE RESTRICTED ACCOUNT. Amounts on deposit in the Restricted Account will not be invested or otherwise bear interest.

          SECTION 3.  FURTHER ASSURANCES.

          (a) The Assignor will, at any time and from time to time, at its own expense, if the Obligations are not paid in full on the Initial Borrowing Date promptly execute and deliver all further agreements, instruments and other documents and take all further action that may be necessary or that the Collateral Agent may reasonably request in order to perfect and protect the security interest purported to be created hereby or otherwise to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder.

          (b) In furtherance and not in limitation of the foregoing, in the event that (x) the Contribution Effective Time does not occur by 5:00 P.M. (New York time) on the Initial Borrowing Date and (y) the Obligations are not paid in full at such time, the Assignor shall execute and deliver mortgages or deeds of trust (collectively, the "SPECIFIED MORTGAGES"), covering the Specified Mortgaged Property such Specified Mortgages to be substantially in the form of the Mortgages prepared in connection with the Credit Agreement. The Specified Mortgages or instruments related thereto shall be duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent required to be granted pursuant to the Specified Mortgages and all taxes, fees and other charges payable in connection therewith shall be paid in full by the Assignor. All such action shall be completed within 10 days of the Initial Borrowing Date.

          SECTION 4.  TRANSFERS AND OTHER LIENS.

          The Assignor will not, without the written consent of the Collateral Agent, (i) sell, assign (by operation of law or otherwise) or otherwise dispose of any interest in the Collateral (except as pursuant to the Contribution Agreement) or (ii) create or suffer to exist any Lien, security interest or other charge or encumbrance upon or with respect to any Collateral except for the security interest purported to be created hereby.

          SECTION 5.  ATTORNEY-IN-FACT.

          The Assignor hereby appoints the Collateral Agent attorney-in-fact, with full authority in the place and stead of the Assignor and in the name of the Assignor or otherwise,

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from time to time if the Obligations are not paid in full on the Initial
Borrowing Date in the Collateral Agent's discretion to execute any instrument and to take any other action which the Collateral Agent may in good faith reasonably deem necessary or advisable to accomplish the purposes of this Agreement or to facilitate the assignment or other transfer by the Collateral Agent of any or all of its rights hereunder. Such appointment of the Collateral Agent as attorney-in-fact is irrevocable and coupled with an interest and shall terminate on the Termination Date.

          SECTION 6.  PERFORMANCE BY THE COLLATERAL AGENT.

          If the Assignor fails to perform any agreement or obligation contained herein, the Collateral Agent itself may perform or cause performance of such agreement or obligation, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable by the Assignor.

          SECTION 7.  RESPONSIBILITY OF THE SECURED CREDITOR.

          Other than the exercise of reasonable care to assure the safe custody of the Collateral while held hereunder, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Collateral upon surrendering it or tendering surrender of it to the Assignor. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Without limiting the generality of the foregoing, neither the Collateral Agent nor any of its directors, officers, agents or employees shall be liable (i) for any failure to invest or reinvest any cash in the Restricted Account or (ii) for any action taken or omitted to be taken by the Collateral Agent (x) in good faith in accordance with the advice of counsel with respect to any question as to the construction of any provision hereof or any action to be taken by the Collateral Agent hereunder or (y) in accordance with any instructions or other notice which the Collateral Agent believes in good faith to be properly given by the Assignor hereunder.

          SECTION 8.  REMEDIES UPON DEFAULT.

          If any Event of Default shall occur and be continuing:

          (a) The Collateral Agent may (i) exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the Uniform Commercial Code then in effect in the State of New York, (ii) withdraw any funds, if any, from the Restricted Account, and (iii) without notice except as specified below, sell any or all of the Collateral in one or more parcels at any public or private sale, at any exchange, broker's board or at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable. The Assignor agrees that, to the extent notice of sale shall be required by law, at least 10 Business Days' notice to the Assignor of the time and place of any public sale or the time after which any private sale or other disposition is to be made shall constitute reasonable notification. The

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Collateral Agent  shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time (by announcement, in the case of any public sale, at the time and place fixed therefor), and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Notwithstanding the foregoing provisions of this Section 8, the Collateral Agent may elect, by notice to the Assignor, to retain any and all of the Collateral, to collect or cause the collection of the proceeds thereof and to hold any and all of such Collateral as continuing collateral for, and to apply at such times and in such manner as the Collateral Agent may elect any and all of such Collateral to pay the Obligations; provided that the Collateral is valued at fair market value for purposes of determining the amount by which the Obligations shall be reduced in consideration of the retention of such Collateral. The Assignor hereby waives, to the fullest extent permitted by law, any and all rights it may have to require the Collateral Agent to sell or otherwise dispose of any or all of the Collateral.

          SECTION 9.  APPLICATION OF PROCEEDS.

          (a) All moneys collected by the Collateral Agent upon any sale or other disposition of any Collateral after the occurrence of an Event of Default, together with all other moneys received by the Collateral Agent hereunder, shall be applied as follows:

          (i) first, to the payment of all amounts owing the Collateral Agent of the type described in clauses (ii) and (iii) of the definition of Obligations.

          (ii) second, to the extent moneys remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Obligations shall be paid to the Collateral Agent on account of such Obligations on a pro rata basis; and

          (iii) third, to the extent moneys remain after the application pursuant to the preceding clauses (i) and (ii), and following the termination of this Agreement pursuant to Section 12, any surplus then remaining shall be paid to the Assignor, subject, however, to the rights of the holder of any then existing Lien of which the Collateral Agent has actual notice (without investigation).

          (b) For purposes of applying payments received in accordance with this Section 9, the Collateral Agent shall be entitled to make a good faith determination of the outstanding Obligations owed to the Collateral Agent, PROVIDED that the Obligations paid on or prior to the Termination Time shall include only principal and any interest on the Term Loans and not any costs, premiums or penalties except as expressly provided herein and in the TPI Guaranty.

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          SECTION 10.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
ASSIGNOR.

          The Assignor represents and warrants that on the date of the deposit by the Assignor of any Collateral in the Restricted Account, it will be the legal, record and beneficial owner of, and will have good and marketable title to, the Collateral, subject to no Lien, other than the Lien created by this Agreement. The Assignor covenants and agrees that it will defend the Collateral Agent's right, title and security interest in and to the Collateral and the proceeds thereof against the claims and demands of all other Persons whomsoever; and the Assignor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Collateral Agent as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Collateral Agent.

          SECTION 11.  INDEMNITY.

          11.01 INDEMNITY. (a) The Assignor agrees to indemnify, reimburse and hold the Secured Creditor and its successors, assigns, employees, agents and servants (hereinafter in this Section 11.1 referred to individually as "INDEMNITEE," and collectively as "INDEMNITEES") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs and expenses (including reasonable attorneys' fees and expenses) (for the purposes of this Section
11.1 the foregoing are collectively called "EXPENSES") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of the security interests credited in the Specified Properties in any way relating to or arising out of this Agreement or the enforcement, or the preservation of any rights with respect thereto; PROVIDED that no Indemnitee shall be indemnified pursuant to this Section 11.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee. The Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, judgment or suit, the Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the Assignor of any such assertion of which such Indemnitee has knowledge.

          (b) Without limiting the application of Section 11.1(a), if the Obligations are not paid in full on the Initial Borrowing Date the Assignor agrees to pay, or reimburse the Collateral Agent for any and all fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

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          (c)    If and to the extent that the obligations of the Assignor
under this Section 11.1 are unenforceable for any reason, the Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

          11.02 INDEMNITY OBLIGATIONS SECURED BY COLLATERAL. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral.

          SECTION 12. DEFINITIONS.

          The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

          "ADMINISTRATIVE AGENT" shall have the meaning provided in the recitals hereto.

          "AGREEMENT" shall have the meaning provided in the preamble to this Agreement.

          "ASSIGNOR" shall have the meaning provided in the preamble to this Agreement.

          "CASH COLLATERAL" shall have the meaning provided in Section 1.01(ii).

          "COLLATERAL" shall have the meaning provided in Section 1.01 of this Agreement.

          "COLLATERAL AGENT" shall have the meaning provided in the preamble to this Agreement.

          "CONTRIBUTION AGREEMENT" shall have the meaning provided in the Credit Agreement.

          "CONTRIBUTION EFFECTIVE TIME" shall have the meaning provided in the Credit Agreement.

          "CREDIT AGREEMENT" shall have the meaning provided in the recitals to this Agreement.

          "EVENT OF DEFAULT" shall mean any Event of Default under, and as defined in, the Credit Agreement.

          "INDEMNITEE" shall have the meaning provided in Section 11.01 of this Agreement.

          "LENDER CREDITORS" shall have the meaning provided in the recitals to this Agreement.

          "LENDERS" shall have the meaning provided in the recitals to this Agreement.

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          "LIENS" shall mean any security interest, mortgage, pledge, lien, claim, charge, encumbrance, title retention agreement, lessor's interest in a financing lease or analogous instrument, in, of, or on the Assignor's property other than, in the case of the Specified Properties, "Permitted Encumbrances "as defined in, or disclosed under, the Contribution Agreement.

          "OBLIGATIONS" shall mean (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of the Assignor owing to the Lender Creditors, now existing or hereafter incurred under, arising out of or in connection with any Credit Document to which the Assignor is a party and the due performance and compliance by the Assignor with the terms, conditions and agreements of each such Credit Document; (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations including any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral; (iii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of the Assignor referred to in clauses (i) and (ii) after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs; and (iv) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 11.01 of this Agreement.

          "PROCEEDS" shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or the Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "RESTRICTED ACCOUNT" shall have the meaning provided in Section 2.01.

          "SPECIFIED MORTGAGE" shall have the meaning provided in Section 3(b).

          "SPECIFIED MORTGAGED PROPERTY" shall mean the real property interests listed on Annex B hereto.

          "SUB DEBT RESTRICTED ACCOUNT" shall have the meaning provided in the Credit Agreement.

          "TERMINATION DATE" shall have the meaning provided in Section 13 of this Agreement.

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          SECTION 13.  TERMINATION; RELEASE; PARTIAL RELEASE.

          (a) On the earlier to occur of (x) the Contribution Effective Time and (y) that date upon which all Term Loans advanced to the Assignor have been repaid in full together with all interest thereon but not including any costs, premiums or penalties (such earlier time, the "TERMINATION TIME"), this Agreement shall automatically terminate and be released without further action by any party and there shall be no further liability of Assignor hereunder, and the Collateral Agent, at the request and expense of the Assignor, will execute and deliver to the Assignor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Assignor (without recourse and without any representation or warranty) such of the Collateral as may remain in the possession of the Collateral Agent held by the Collateral Agent pursuant to this Agreement.

          (b) Collateral shall be released from the Restricted Account from time to time in accordance with the provisions of Section 2.02(b).

          SECTION 14.  NOTICES, ETC.

          Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be delivered and become effective in accordance with Section 13.03 of the Credit Agreement.

          SECTION 15.  MISCELLANEOUS.

          This Agreement shall be binding upon the Assignor and its successors and assigns (although the Assignor may not assign its rights or obligations under this Agreement) and shall inure to the benefit of and be enforceable by the Collateral Agent and its successors and assigns. The headings in this Agreement are for reference only and shall not limit or define the meaning hereof. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. This Agreement shall become effective on the date on which each of the parties shall have executed and delivered a copy hereof. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

          SECTION 16.  WAIVER; AMENDMENT.

          None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Assignor and the Collateral Agent (with the consent of the Required Lenders (or all the Lenders if required by Section 13.12 of the Credit Agreement)).

                                   *   *   *   *

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          IN WITNESS WHEREOF, the Assignor and the Collateral Agent have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.


                              TENNECO PACKAGING, INC.


                              By  /s/  James V. Faulkner, Jr.
                                 ----------------------------------------------
                                 Title:  Vice President and Assistant Secretary

                              MORGAN GUARANTY TRUST COMPANY
                                 OF NEW YORK, as Collateral Agent


                              By  /s/  Unn Boucher
                                 ----------------------
                                 Title:  Vice President